SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) February 21, 2002



                        GS Mortgage Securities Corp.
           (Exact name of registrant as specified in its charter)


           Delaware                    333-68812              13-6357101
 ----------------------------          ---------              ----------
 (State or Other Jurisdiction         (Commission          (I.R.S. Employer
       of Incorporation)               File No.)          Identification No.)



                              85 Broad Street
                             New York, NY 10004
            (Address of Principal Executive Offices) (Zip Code)



                               (212) 902-1000
             Registrant's telephone number, including area code



                               Not Applicable
       (Former name or former address, if changed since last report)






Item 5.           Other Events

                  The Registrant registered issuances of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-68812) (the "Registration Statement"). Pursuant to this Registration Statement, the Registrant issued and sold $461,557,351 in aggregate principal amount of Mortgage Pass-Through Certificates, Series 2002-1. The transaction was closed on February 21, 2002. In connection with this transaction, the Registrant entered into the material agreements attached hereto as exhibits.

Item 7.           Financial Statements and Exhibits

         A list of the Exhibits filed herewith is attached hereto.





                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GS Mortgage Securities Corp.

                                 By: /s/  Jay F. Strauss
                                     ---------------------------------------
                                     Name:  Jay F. Strauss
                                     Title: Secretary

Dated: March 8, 2002




                                                              EXHIBIT INDEX

Exhibit No.     Description

1.1 Purchase Agreement, dated as of February 21, 2002, between Goldman, Sachs & Co. and GS Mortgage Securities Corp.

4.5.1 Trust Agreement, dated as of February 1, 2002, between GS Mortgage Securities Corp. and JPMorgan Chase Bank

4.5.2           Standard Terms to Trust Agreement (February 2002 Edition)

4.6 Form of Mortgage Pass-Through Certificate (included as part of Exhibit 4.5.1)

10.1.1 Seller's Warranties and Servicing Agreement, dated as of December 1, 2001, between Goldman Sachs Mortgage Company and Bank of America, N.A.

10.1.2 Seller's Warranties and Servicing Agreement, dated as of January 1, 2002, between Goldman Sachs Mortgage Company and ABN AMRO Mortgage Group, Inc.

10.1.3 Seller's Purchase, Warranties and Servicing Agreement, dated as of December 1, 2001, between Goldman Sachs Mortgage Company and Bank One, N.A.

10.1.4 Seller's Purchase, Warranties and Servicing Agreement, dated as of February 1, 2002, between Goldman Sachs Mortgage Company and Bank One, N.A.